SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2023 Half Year and Second Quarter Results August 2, 2023

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business, including re-balancing our portfolio and growing the Insurance & Services segment; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s board of directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 2 1 Introduction • Key Messages • Diversified Business Model • De-risked Liability Profile • Continued Focus on Cost Efficiencies Half Year and Quarterly Results Update2

Key Messages 4

5 Key Messages: Making Progress on Strategic Priorities Notes: [1] COR = Combined Ratio. Reflects Core business. [2] COR = Combined Ratio. Reflects Core business and adjusted for $100m of HY 23 reserve releases linked to LPT and $19m of expenses re-allocated from net corporate and other expenses to the underwriting result. [3] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. [4] Loss Portfolio Transfer. [5] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement. [6] LPT benefit includes reserve releases linked to LPT and transaction costs. [7] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. [8] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders’ equity and debt. Debt in this calculation excludes preference shares. [9] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [10] Return on average common shareholders’ equity attributable to SiriusPoint common shareholders. • LPT closed and >$150m of capital released on S&P model and BSCR5 benefit of >15 ppts, as expected • $115m of positive benefit6 to P&L during HY 23. Expect deal economics to be neutral during 2024-end of the contract • Equity stakes in MGAs down to 33 (vs. 36 at Q4’22); two sold since Q1 LPT4 closed and further progress on rationalizing MGA stakes Cost reduction target and ROE guidance on track Net investment income remains on track to meet guidance Another quarter of strong underwriting results Strong balance sheet • Underwriting profit for the Core business at $189m for HY 23 (vs. $22m in HY 22) with 84.4% COR1 • 6.9 ppts of COR2 improvement YoY on a like-for-like basis • No Cat losses in Q2'23 • PMLs3 down ~58% since Q2’21 and ~10% since Q4’22 following portfolio actions which are mostly complete • $130m of net investment income in HY 23; tracking to the top-end of FY guidance of $220m to $240m • >$1bn invested year to date at >4% new-money yield rate • Duration of assets backing loss reserves increased to 2.7 years (vs. Q1’23: 2.5 years) and we remain fully matched • Average credit rating at AA and have seen no defaults • Reaffirming double-digit ROE10 in 2023 including $115mm of positive benefit6 from LPT • Run-rate costs savings of $35-40m already achieved and well on track for total savings to be >$50m by 2024 • Bermuda Solvency Capital Ratio (BSCR)5 improved to 219% as of Q1’23 vs. 217% in Q4’22 • Total asset leverage7 (Q2'23: 3.5x) and debt to capital ratio8 stable (Q2'23: 25.4%) • FSR9 ratings and outlooks: Fitch: A- and ‘Stable’; AM Best: A- and ‘Stable’; S&P: A- and ‘Negative’

Diversified Business Model with 3 Sources of Uncorrelated Earnings

SIRIUS POINT

$ numbers in USD millions

Underwriting[1]

HY 2023 GPW by Specialism[1]



Property
13%
Casualty
38%
Specialty
20%
A&H
28%

HY 23 GPW	$1,910
HY 23 COR	84.4%
HY 23 UW Income	$189

- ✓ **6.9 ppts YoY improvement in COR during HY 23 on a like-for-like basis**
- ✓ **Rebalanced portfolio with lower exposure to Property**
- ✓ **PMLs[2] reduced by further ~10% since YE 22**

Strategic Investments[3]

Consolidated

- Arcadian
- IMG
- Armada
- Banyan
- Alta Signa

Total MGAs (10%+ YoY Growth)	5
HY 23 SP Premium[4]	$368
HY 23 Net Services Fee Income	$28
Q2'23 Book Value	$91

Others

- Investments with underwriting capacity: 18
- Other Investments: 10
- HY 23 SP Premium[4]: $315

- ✓ **Fee income from MGAs provides a diversified, capital-light source of earnings**
- ✓ **Consolidated MGA premiums grew by 10%+ YoY, with service margin of 22%**

Investments

HY 23 Net Investment Income: $130
HY 23 Total Investment Result[5]: $140

- ✓ **Tracking to the top-end of FY net investment income guidance of $220m to $240m for 2023**
- ✓ **Seeing reduction in P&L volatility given higher percentage of available for sale ("AFS") assets**
  - ✓ **85% of our fixed income investments[6] classified as AFS (vs. 63% as of Q4'22 and none as of Q4'21)**

Notes: [1] Reflects Core business. [2] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. [3] Investments also include holdings in Venture Capital (VC) funds. [4] SP premium refers to SiriusPoint Gross Premium Written. [5] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains from related party investment funds and Net investment income. [6] Fixed income investments excludes short-term investments.

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De-risked Liability Profile

Loss Portfolio Transfer[1]

Q1'23	*$102m*	*Favorable PYD[2] linked to LPT*
Q2'23	*$13m*	*Favorable ULAE[3], offset by broker fees*
2024-Lifetime (estimate)	*Neutral*	*Deferred gain offset by investment income*

- Loss Portfolio Transfer closed as expected
- Capital release of >$150m on S&P basis and >15 points of improvement on BSCR
- No material future P&L impact
- LPT covers 76% Property and 24% Casualty reserves

PML for 1-in-100 year event[4]



$ numbers in USD millions
~58% reduction since Q2'21
$274
$130
$116
Q2'21
Q4'22
Q2'23

- ~58% reduction in PML since Q2'21 and ~10% reduction during the year supported by exposure reduction and retro-purchase at 1/1
- Portfolio actions mostly done
- Property accounts for 13% of business mix vs. 23% at HY 22
- Operating model simplified with governance improved

Notes: [1] All figures reflect impact to pre-tax income. [2] PYD = Prior Year Development. [3] ULAE = Unallocated Loss Adjustment Expense. [4] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments.

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8 Continued Focus on Cost Efficiencies Notes: [1] Non-personnel expenses include IT related costs, professional fees and occupancy fees. FY 22 and HY 22 includes non-personnel premium taxes. [2] Transaction costs defined as costs related to 13-D filing and Loss Portfolio Transfer. [3] Total does not include MGA costs. • Run-rate cost reductions of $35-40m achieved as we create globally integrated functions as part of “One SiriusPoint” strategy • Underlying cost reduction calculated as we adjust for one-off costs at HY 23 and HY 22 from the headline cost savings of ~$25m • Overall, we are targeting a cost base reduction of >$50m by end of 2024 • $25m restructuring charge expected in 2023, of which we have taken $19m during H1'23 Other underwriting expenses (Consolidated) Net Corporate and Other Expenses HY 22 HY 23 $185m $134m Total3 $318m of which: Personnel $103m Non-personnel1 $82m of which: Restructuring $30m FY 22 $93m $61m $155m of which: Restructuring $0m $96m $35m of which: Restructuring $19m Transaction Costs2 $8m $130m of which: Personnel $54m Non-personnel1 $39m of which: Personnel $62m Non-personnel1 $35m $19m re-allocated Headline cost reduction ~$25m Underlying cost reduction $35-40m

Half Year and Quarterly Results Update 9

Half Year Financial Results

SiRIUS POINT

$ numbers in USD millions

	HY 22	HY 23
GPW[1]	$1,820	**$1,910**
NPW[1]	$1,335	**$1,397**
UW Income[1]	$22	**$189**
Net Services Fee Income[1]	$25	**$28**
Total Investment Result[2]	($347)	**$140**
Net Income (Loss)[3]	($278)	**$205**
COR[1] (%)	98.0%	**84.4%**
AY COR[1] (%)	98.6%	**94.1%**
Common Shareholders' Equity[4]	1,875[5]	**$2,055**

Key Comments

- GPW[1] increased 5% and supported by rate increases
  - Driven by Insurance & Services (+$209m)
  - Offset by Reinsurance (-$119m)
- Core underwriting result up by $167m benefiting from reduction in expenses, favorable PYD[6] and lower Cat losses
- Net services fee income[1] up at $28m and grew 9%
- Total investment result[2] at $140m vs. a loss of $347m in HY 22
  - Net investment income ("NII") at $130m
  - Net realized and unrealized gains, including related party investment funds at $9m
- Other notable items impacting income during the quarter:
  - $19m restructuring charge with remaining $6m to occur during H2'23
  - $44m impact from MTM[7] on liability-classified capital instruments
  - $115m overall net benefit[8] linked to LPT (pre-tax)
- Net income[3] of $205m, improved $483m vs. HY 22 and supported by positive underwriting, investment result and net services fee income
- Common shareholders' equity[4] at $2.1bn, up 10% since FY 22 and stable during the quarter

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Common shareholders' equity as of 12/31/22. [6] PYD = Prior Year Development. [7] MTM = Mark to Market. [8] LPT benefit includes reserve releases linked to LPT and transaction costs.

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Q2 2023 Financial Results

SiriusPoint

$ numbers in USD millions

	Q2'22	Q2'23
GPW[1]	$812	**$850**
NPW[1]	$623	**$633**
UW Income[1]	$10	**$82**
Net Services Fee Income[1]	$12	**$9**
Total Investment Result[2]	($142)	**$66**
Net Income (Loss)[3]	($61)	**$66**
COR[1] (%)	98.3%	**87.7%**
AY COR[1] (%)	98.6%	**91.4%**

Key Comments

- GPW[1] increased 5%
  - Driven by Insurance & Services (+$29m) and Reinsurance (+$9m)
- Core underwriting result up by $72m and benefited from lower Cat losses, favorable PYD[4] and lower expenses
- Net services fee income[1] lower at $9m and impacted by one off items. Underlying trends stable with 5% revenue growth and service margin ~20%
- Total investment result[2] at $66m vs. a loss of $142m in Q2'22
  - NII at $69m vs. $17m in Q2'22
- Other notable items impacting income during the quarter:
  - $12m restructuring charge and expect the remaining $6m to occur during H2'23
  - $19m impact from MTM[5] on liability-classified capital instruments
  - $13m overall net benefit[6] linked to LPT (pre-tax)
- Net income[3] of $66m supported by positive underwriting, investment result and net services fee income
- Book Value stable and impacted by MTM[5] losses on fixed income portfolio

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] PYD = Prior Year Development. [5] MTM = Mark to Market. [6] LPT benefit includes reserve releases and transaction costs.

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$ numbers in USD millions Key Comments • Core premiums up 5% driven primarily by growth in Insurance & Services • Reinsurance premiums down 13% for HY 23, driven by International Reinsurance (-39%) • Insurance & Services premiums up 23% for HY 23, driven by both A&H (+12%) and our P&C Strategic business (+35%) • Continue to prioritize underwriting profitability over premium growth as we look to improve returns. Our top-line has been stable during 2023 • 7/1 renewals - around 11% of our premiums are renewed and we experienced rating trends similar to 1/1 and 4/1 • Average rate increases of around 7% across our portfolio (ex NA Program Business1), mainly driven by ~30% rate increases in US Property • Property now accounts for 13% of the total gross premium written vs. 23% at HY 22 Core Insurance & Services Reinsurance 12 Trends in Gross Premium Written Notes: [1] North America Program Business.

Underwriting Performance: Aim to Further Improve in 2023

$ numbers in USD millions

COR Walk[1]



98.0%
(10 ppts)
(3 ppts)
(1 ppt)
84.4%
8 ppts
92.7%
(~2 ppts)
91.1%
Attritional ratio³ 1 ppt
Cat ratio 2 ppt
PYD⁴ ratio 9 ppts
HY 22
Loss Ratio
Acquisition Ratio
OUE Ratio
HY 23
LPT
HY 23 ex. LPT⁵
Expense Re-allocation
HY 23 ex. LPT⁵/ Expense Re-allocation

Trends in Attritional Loss Ratio[3] and Acquistion Cost Ratio



Attritional Loss³ + Acquisition Cost Ratio
Core
88.1%
86.5%
26.2%
23.5%
61.9%
63.0%
HY 22
HY 23
Insurance & Services
91.3%
90.6%
25.7%
24.7%
65.6%
65.9%
HY 22
HY 23
Reinsurance
85.8%
81.9%
26.5%
22.1%
59.3%
59.8%
HY 22
HY 23
Attritional Loss Ratio³
Acquisition Cost Ratio

Key Comments

- Portfolio actions already yielding results, 6.9 ppts of COR[2] improvement on a like-for-like basis
  - Adjusted HY 23 COR[2] at 91.1% vs. 98.0% at HY 22
- COR[1] at 84.4%, improved by 14 ppts and supported by lower Cat losses, higher favorable PYD[4] and reduction in expense ratio
- No Cat losses (net of reinsurance and reinstatement premiums) during Q2
- PYD[4] ratio is 9 ppts higher than HY 22 and includes benefits linked to the LPT transaction
- Total Expense ratio at 30.5%[1,6], 6 ppts improvement vs. previous year on a like-for-like basis
  - $19m (~2 ppts) moved from net corporate and other expenses to the underwriting result
- Increase in attritional loss ratio[3] predominately driven by mix change. Attritional loss ratio increase more than offset by lower acquisition cost ratio, which is supported by reduction in variable commissions

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $100m of HY 23 reserve releases linked to LPT and $19m of expenses re-allocated from net corporate and other expenses to the underwriting result. [3] Attritional loss ratio excludes catastrophe losses from the accident year loss ratio. [4] PYD = Prior Year Development. [5] Adjusted for HY 23 reserve releases linked to LPT. [6] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

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Investment Income: De-Risked and Benefiting from Rate Increases 14 $ numbers in USD millions Key Comments Notes: [1] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [2] MTM = Mark to Market. $220-$240 Net Investment Income Total Investment Result1 • Investment strategy unchanged and focused on high quality fixed income (FI) instruments • NII higher at $130m (vs. $25m in HY 22). NII of $69m in Q2'23 vs. $62m in Q1'23 • Total investment result1 higher at $140m (vs. $347m loss in HY 22) as last year's results were significantly impacted by MTM2 movements and lower NII • P&L volatility lower in part due to designation of the new fixed income investments as available for sale (“AFS”) • 85% of our FI investments classified as “AFS” (vs. 76% as of Q1'23 and none as of Q4'21) • Q2'23 MTM2 losses on FI securities were $53m in relation to the AFS securities • Invested >$1bn during HY 23 into Corporate and Asset Backed Securities with average re-investment rate >4% during HY 23

De-risked Investment Portfolio: In-line with Industry

SIRIUS POINT

Investment Balances by Asset Class


1%
6%
9%
27%
14%
18%
24%
1%
6%
8%
11%
30%
19%
24%
ABS/MBS/CLO
Corporate
Gov't
Cash
Short-term Investments (STI)
Other[1]
TPE[2]

Q1'23: $6.7bn

Q2'23: $6.7bn

Q2'23 Fixed Income Portfolio Credit Quality[3]


SiriusPoint
ABS/MBS/CLO
Corporate
—%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
AAA
AA
A
BBB
Not Rated / Below IG

Key Comments

- Total investment portfolio relatively stable at $6.7bn
- Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non-rated fixed income instruments
  - No defaults across portfolio, while Upgrades to Downgrades ratio at 10:1 (all $12m of Downgrades maintain at least A- rating)
- As a percentage of tangible common shareholders' equity[4]:
  - BBB represents 23% (vs. Q1'23: 22%)
  - Below investment grade / non-rated represents 20% (vs. Q1'23: 19%)
- Assets backing loss reserves duration at ~2.7 years (vs. ~2.5 years at Q1'23) and we are fully matched
  - Overall asset duration increased to ~2.5 years up from ~2.1 years at Q1'23 (~1.8 years at Q4'22)
- Total asset leverage[5] at 3.5x (vs. Q1'23: 3.6x and Q4'22: 3.8x)

Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders.

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Strong Balance Sheet

$ numbers in USD millions

BSCR[1]


217%
$2,986
$1,375
219%
$3,082
$1,409
Q4'22
Q1'23
Required Capital
Available Capital

SiriusPoint Group Available Capital[3]


8%
36%
56%
7%
35%
58%
Q4'22
Q1'23
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

AM BEST	A- (Stable)	Affirmed April 19, 2023
FitchRatings	A- (Stable)	Revised March 22, 2023
S&P Global Ratings	A- (Negative)	Reviewed January 25, 2023

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- Capital release of ~$150m from LPT has further strengthened our balance sheet post closing
- BSCR up to 219% as of Q1'23 (Q4'22: 217%). We expect it to further improve by >15 ppts when adjusted for closing of LPT in Q2'23
- Financial leverage stable during Q2'23 and remains within target range at 25.4% debt to capital ratio[4] (vs. Q1'23: 25.8%)
- Fitch upgraded outlook to 'Stable' and reaffirmed rating. AM Best affirmed rating and outlook

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of December 31, 2022 and March 31, 2023, respectively. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q1'23 available capital split is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

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Thank You